UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   August 10, 2009

SHENGDATECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31937	26-2522031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza,
620 Zhang Yang Road, Pudong District, Shanghai 200122,
People’s Republic of China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   86-21-58359979

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In connection with the preparation of the Quarterly Report on Form 10-Q for the six months ended June 30, 2009 of ShengdaTech, Inc. and its subsidiaries (collectively, the “Company”), the Company determined its previously issued unaudited condensed consolidated statements of cash flows for six-month and nine-month periods ended June 30, 2008 and September 30, 2008, respectively, should be restated to correct errors in the classification of cash flows. As a result, we restated the unaudited condensed consolidated statements of cash flows for six months ended June 30, 2008 and reflected such classification errors in the Company’s Quarterly Reporting on Form 10-Q for the six months ended June 30, 2009, which is expected to be filed on or about August 10, 2009.

The correction for the six months ended June 30, 2008 includes the following items:

•	to decrease cash flows provided by operating activities by $4,457,872,
•	to decrease cash flows used in investing activities by $3,701,519, and
•	to increase cash flows provided by financing activities by $756,353.

The correction for the nine months ended September 30, 2008 includes the following items:

•	to decrease cash flows provided by operating activities by $4,287,695,
•	to decrease cash flows used in investing activities by $3,704,417, and
•	to increase cash flows provided by financing activities by $583,278.

The Company’s consolidated statement of cash flows for the year ended December 31, 2008 did not contain such classification errors.  The Company did not amend any previously filed Quarterly Reports for the six-month and nine-month periods ended June 30, 2008 and September 30, 2008, respectively.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShengdaTech, Inc.
Date: August 10, 2009
	By:	/s/ Xiangzhi Chen
Xiangzhi Chen,
President and Chief Executive Officer